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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: April 14, 2004
------------------------------
(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       333-89322                    56-1950039
--------------------------------------------------------------------------------
   (State or Other                 (Commission                (I.R.S. Employer
   Jurisdiction of                 File Number)              Identification No.)
   Incorporation)



214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina       28255
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400


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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BAS"), Bear Stearns & Co. Inc., ("Bear Stearns"), Goldman, Sachs & Co. ("Goldman Sachs") and Wachovia Capital Markets, LLC ("Wachovia") and which are hereby filed pursuant to the Kidder Letter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit 99    Computational Materials.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                      BANC OF AMERICA COMMERCIAL
                                                      MORTGAGE INC.


                                                      By: /s/ Manish Parwani
                                                          ----------------------
                                                          Name:  Manish Parwani
                                                          Title: Vice President

Date:  April 14, 2004


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                                  Exhibit Index



    Item 601(a) of
    Regulation S-K                                                 Paper (P) or
     Exhibit No.                   Description                    Electronic (E)
     -----------                   -----------                    --------------

          99            Computational Materials prepared by             P
                        BAS, Bear Stearns, Goldman Sachs, and
                        Wachovia in connection with Banc of
                        America Commercial Mortgage Inc.,
                        Commercial Mortgage Pass-Through
                        Certificates, Series 2004-2